UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2010
ViewCast.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29020	75-2528700

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3701 W. Plano Parkway, Suite 300 Plano, Texas	75075-7840

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 488-7200
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On December 30, 2010, ViewCast.com, Inc. (the “Company”) entered into subscription agreements (the “Subscription Agreements”) with six investors (the “Investors”) for the purchase of an aggregate of 2,950,847 shares of common stock of the Company (“Common Stock”) for an aggregate purchase price of $745,000. The purchase price per share of Common Stock is approximately $0.2525 which was the weighted average closing price for the ten trading days immediately prior to December 30, 2010. The Investors subscribed for the following number of shares of Common Stock:
Lionel L. Dace — 99,022 shares
Stuart Barab — 99,022 shares
John A. Doyle — 99,022 shares
David W. Brandenburg Roth IRA — 534,717 shares
Diana L. Brandenburg Roth IRA — 534,717 shares
John Scamardella — 1,584,347 shares
On December 30, 2010, 2,554,760 shares of Common Stock out of the 2,950,847 subscribed for shares of Common Stock were issued upon receipt of $645,000. On January 4, 2011, the remaining 396,087 shares of Common Stock were issued upon receipt of an additional $100,000. Two of the Investors are David Brandenburg and Diana L. Brandenburg. Mr. Brandenburg is one of our directors. They acquired the shares of Common Stock on the same terms as the other four Investors. There are no additional material relationships between the Company and the Investors aside from entering into the Subscription Agreements. Each of the Investors is an “accredited investor” as defined under Rule 501 promulgated pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the shares of Common Stock were issued pursuant to Rule 506 promulgated pursuant to the Securities Act.
Attached hereto as Exhibits 10.1-10.6 are the Subscription Agreements, and they are incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
See Item 1.01 of this report on Form 8-K (and as incorporated by reference under this Item 3.02), in connection with the sale of 2,950,847 shares of Common Stock on December 30, 2010 and January 4, 2011 pursuant to Rule 506 promulgated pursuant to the Securities Act.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

10.1	Subscription Agreement by and between ViewCast.com, Inc. and John J. Scamardella, dated December 30, 2010.

10.2	Subscription Agreement by and between ViewCast.com, Inc. and Stuart Barab, dated December 30, 2010.

10.3	Subscription Agreement by and between ViewCast.com, Inc. and Lionel L. Dace, dated December 30, 2010.

10.4	Subscription Agreement by and between ViewCast.com, Inc. and John A. Doyle, dated December 30, 2010.

10.5	Subscription Agreement by and between ViewCast.com, Inc. and Diana L. Brandenburg, dated December 30, 2010.

10.6	Subscription Agreement by and between ViewCast.com, Inc. and David W. Brandenburg, dated December 30, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWCAST.COM, INC.
Date: January 6, 2011
	By:	/s/ Laurie L. Latham
Laurie L. Latham, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Subscription Agreement by and between ViewCast.com, Inc. and John J. Scamardella, dated December 30, 2010.

10.2	Subscription Agreement by and between ViewCast.com, Inc. and Stuart Barab, dated December 30, 2010.

10.3	Subscription Agreement by and between ViewCast.com, Inc. and Lionel L. Dace, dated December 30, 2010.

10.4	Subscription Agreement by and between ViewCast.com, Inc. and John A. Doyle, dated December 30, 2010.

10.5	Subscription Agreement by and between ViewCast.com, Inc. and Diana L. Brandenburg, dated December 30, 2010.

10.6	Subscription Agreement by and between ViewCast.com, Inc. and David W. Brandenburg, dated December 30, 2010.

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